UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): July 28, 2006

                             SCIENTIFIC ENERGY, INC.
           (Exact name of registrant as specified in its charter)

            UTAH                  000-50559                87-0680657
(State or other jurisdiction     (Commission             (IRS Employer
  of incorporation)              File Number)          Identification No.)

                 27 Weldon Street, Jersey City, New Jersey 07306
                    (Address of principal executive offices)

   Registrant's telephone number, including area code: (201) 985-8100

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 3.03  Material Modifications to Rights of Security Holders


On July 28, 2006, the Board of Directors of Scientific Energy, Inc. (the "Company") unanimously voted to amend the Articles of Incorporation of the Company to effect an one-for-ten reverse stock split of its issued and outstanding common stock, $0.01 par value per share (the "Reverse Split"). Under the Section 16-10a-704 of the Utah Revised Business Corporate Act, the Reverse Stock Split was also approved pursuant to the written consent of the holders of a majority of the capital stock of the Company entitled to vote, dated as of July 28, 2006. The Company intends to file such a Certificate of Amendment to its Certificate of Incorporation shortly with the Secretary of State of the State of Utah, with an effective time of 5:00 p.m. on August 21, 2006 (the "Effective Time").

As a result of the reverse stock split, each share of Common Stock outstanding automatically converted into one-tenth of one share of the Common Stock at the Effective Time. No fractional shares will be issued in connection with the Reverse Split, and fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share.

The reverse stock split reduced the number of outstanding shares of the Company's Common Stock. The number of shares of issued and outstanding common stock of the Company before the Reverse Split was 49,158,488 and after the Reverse Split will be approximately 4,915,855. The reverse stock split did not alter the par value of the Common Stock, which is $0.01 per share, or modify any voting rights or other terms of the Common Stock.

Once effective, each certificate representing shares of our common stock before the Reverse Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the Reverse Split, except that holders of unexchanged shares will not be entitled to receive any dividends, if any, or other distributions payable by us after the effective date until they surrender their old stock certificates for exchange. As of the date of this Report, there were no convertible securities, including options or warrants, issued and outstanding.

Our Transfer Agent, Interstate Transfer Company, will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the Effective Time, shareholders of record at the close of business on August 18, 2006 will receive a letter of transmittal requesting them to surrender their stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Split. Until surrender, each certificate representing shares before the Reverse Split will continue to be valid and will represent the adjusted number of shares based on the exchange ratio of the Reverse Split, rounded up to the nearest whole share.

A form of the proposed Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K.



Item 5.03  Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.

The disclosure set forth above under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.




Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                            Description
--------      ------------------------------------------------------------
 3.1          Form of Certificate of Amendment of the Amended Articles of
              Incorporation




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SCIENTIFIC ENERGY, INC.



By: /s/   Stanley Chan
-----------------------------------------
Stanley Chan, President, CEO and Director


Date: July 28, 2006